Exhibit 99.1

UBS MLP One-On-One Conference 2016 Park City, Utah January 12-13, 2016

FORWARD-LOOKING STATEMENTS This presentation contains “forward-looking statements” that we believe to be reasonable as of the date of this presentation. These statements, which include any statement that does not relate strictly to historical facts, use terms such as “anticipate,” “assume,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “plan,” “position,” “potential,” “predict,” “project,” or “strategy” or the negative connotation or other variations of such terms or other similar terminology. In particular, statements, express or implied, regarding future results of operations or ability to generate sales, income or cash flow, to make acquisitions, or to make distributions to unitholders are forward-looking statements. These forward-looking statements are based on management’s current plans, expectations, estimates, assumptions and beliefs concerning future events impacting Buckeye Partners, L.P. (the “Partnership” or “BPL”) and therefore involve a number of risks and uncertainties, many of which are beyond management’s control. Although the Partnership believes that its expectations stated in this presentation are based on reasonable assumptions, actual results may differ materially from those expressed or implied in the forward-looking statements. The factors listed in the “Risk Factors” sections of, as well as any other cautionary language in, the Partnership’s public filings with the Securities and Exchange Commission, provide examples of risks, uncertainties and events that may cause the Partnership’s actual results to differ materially from the expectations it describes in its forward-looking statements. Each forward-looking statement speaks only as of the date of this presentation, and the Partnership undertakes no obligation to update or revise any forward-looking statement. 2

ORGANIZATIONAL OVERVIEW AND HIGHLIGHTS



Buckeye owns and operates a diversified network of integrated assets providing midstream logistic solutions as well as stable and sustainable cash distribution to our unitholders

THREE BUSINESS OPERATING UNITS

Domestic Pipelines & Terminals

One of the largest independent liquid petroleum products pipeline operators in the United States with pipelines located primarily in the Northeast and Midwest and liquid petroleum products terminals located throughout the United States

Global Marine Terminals

An integrated network of marine terminals located primarily in the East Coast and Gulf Coast regions of the U.S. and in the Caribbean

Buckeye Services

Merchant Services

Markets liquid petroleum products in areas served by Domestic Pipelines & Terminals and Global Marine Terminals

Development & Logistics

Operates and maintains pipelines and performs engineering and construction management services for third parties

LTM[1] Adjusted EBITDA - $847.1 million



$18.3
$18.8
$503.2
$306.8

Market and Financial Highlights

Market Data[2]	
Unit Price	$62.86
Market Capitalization	$8.1 billion
Yield	7.5%
Financial Data[1]	
Adjusted EBITDA	$847.1 million
Distribution per Unit (Annualized)	$4.70
Distribution Coverage Ratio	1.00x
Leverage Ratio	3.98x

(1) LTM through September 30, 2015. See Non-GAAP Reconciliation.
(2) As of January 6, 2016.

BUCKEYE PARTNERS, L.P.
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RECENT DEVELOPMENTS 4 QUARTERLY HIGHLIGHTS Demonstrated continued success of diversification strategy and quality of Buckeye commercial, technical and operating teams Domestic Pipelines & Terminals Strong performance across domestic terminal business; offset by seasonal weakness & one-time items Organic growth projects and expanded service offerings continue to drive incremental contributions Global Marine Terminals Improved utilization and higher rates; boasting 97% utilization for available storage capacity Successful completion of recontracting of anchor tenants across the platform Buckeye Texas Partners project update - Refrigerated LPG storage in-service; splitter facility commissioning activities completed during fourth quarter Buckeye Services BMS – Managing the business in disciplined manner; increased overall contributions to the assets BDL – Potential opportunities as companies look to outsource logistics activities due to market volatility Linden Hub Buckeye Texas Partners Crude Splitters

STRONG PERFORMANCE – In Volatile Markets 5 Strong balance sheet with adequate liquidity to manage capital needs Expected 2016 growth capital $300-400 million Available liquidity on revolver(1) $936 million Leverage ratio(1) 3.98x No long-term debt maturities in 2016 At-the-market equity issuance program and revolver liquidity expected to be more than sufficient to meet capital needs Buckeye benefits from certainty of cash flows despite uncertainty in crude oil markets Domestic crude oil business benefits from long-term contracts 100% of marine terminal, condensate splitters and associated storage and field gathering terminals in South Texas under long-term “take or pay” contracts with Trafigura Upside to lower crude and refined product prices Contango markets, particularly Brent crude oil Increased demand for storage services across our assets Adverse impact from lower crude and refined product prices Settlement and butane blending revenues Buckeye reported 3Q trailing twelve months coverage of 1.00x LTM through September 30, 2015. See Non-GAAP Reconciliation Relative performance from 12/31/2014 through December 31, 2015. We believe Buckeye’s stable cash flows and limited commodity exposure has driven BPL’s superior relative performance BPL 2015 Unit Performance Relative to Alerian(2) $ In Millions - $125M $700M $275M - - 100 200 300 400 500 600 700 800 2016 2017 2018 2019 2020 Debt Maturities Over Next 5 Years -50% -40% -30% -20% -10% 0% 10% 20% BPL: -12.8% AMZ: -36.9%

GEOGRAPHIC DIVERSIFICATION SYSTEM MAP 6 Geographically Diversified Four Buckeye Hubs Chicago Complex Gulf Coast Caribbean NY Harbor

TRANSFORMATION SINCE 2010 7 New Global Marine Terminals Segment Provides Significant Diversification in Adjusted EBITDA(1) Invested Nearly $7 Billion in Acquisitions and Internal Growth LTM through September 30, 2015. See Non-GAAP Reconciliation. Illustrates midpoint of projected capital spend. Acquisitions Drove Significant Geographic Diversification Acquired over 80 million bbls of storage capacity Acquired over 65 domestic and international terminals, including over 25 marine locations, which provide additional optionality Created four hubs through acquisitions and commercial efforts 2010 2011 2012 2013 2014 LTM Domestic Pipelines & Terminals Global Marine Terminals Buckeye Services $ 487.9 $ 559.5 $ 648.8 $ 763.6 $ 847.1 89% 74% 23% 73% 73% 67% 59% 23% 23% 31% 36% $ 382.6 $0.1 $0.3 $0.3 $0.3 $0.4 $0.5 $1.1 $1.9 $0.3 $0.9 $0.9 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 2010 2011 2012 2013 2014 2015 (2) In billions Internal Growth Acquisitions

0% 3% Refined(1) Crude Oil/Condensate Other(2) Diversified portfolio generates stable, fee-based cash flows; 95% of our September 30 YTD Adj. EBITDA was fee-based DIVERSIFICATION DRIVES STABILITY 8 Buckeye Texas Partners Ramp up operations and contribution from phase one build-out of our Buckeye Texas Partners facility, including splitter and LPG refrigerated storage Additional opportunities to expand BTP’s capabilities with our partner, Trafigura Other diversification opportunities Exploring opportunities to utilize our footprint to provide producers with logistics solutions for condensates and NGLs Expanding butane blending capabilities to new locations 2010 2015(3) (1) Refined products primarily include gasoline, jet fuel, diesel and heating oil. (2) Other products primarily include fuel oil, butane, propylene, diluent and asphalt. (3) During 9 months ended September 30, 2015. (4) Includes Domestic Pipelines & Terminals and Global Marine Terminals. PRODUCT DIVERSIFICATION FUTURE DIVERSIFICATION GROWTH OF TERMINALS REVENUE 2010 2015(3) 2015(3) AS % OF TOTAL P&T(4) AS % OF DOMESTIC P&T 35% 65% 97% 3% 35% 65% Pipelines Terminals 70% 30% 55% 45% 67% 18% 15%

BUCKEYE TEXAS PARTNERS ACQUISITION OVERVIEW 9 Unique midstream platform in the Gulf Coast with long-term committed revenues and significant opportunities for further growth Strategic Rationale Allows Buckeye to enter a strategic North American shale play, the Eagle Ford, and capitalize on growing production trends and strong macroeconomic fundamentals Potential for significant future growth through strategic partnership with Trafigura to support current and potential future growth capital projects with incremental long-term revenue commitments Allows Buckeye to operate in four North American energy hubs – Chicago, New York Harbor, the Caribbean and the Gulf Coast Financial Benefits All assets are fully supported by 7-10 year minimum volume commitments and storage contracts Significant opportunity for additional infrastructure build-out to support expected growth in the Eagle Ford and Corpus Christi markets Positions Buckeye for potential acceleration of distribution growth as first phase of expansion is completed Asset Overview (1) Buckeye Texas Hub (“Texas Hub”) Deep water, high volume marine petroleum products export terminal 2.7 MMbbls of crude oil, condensate, naphtha and fuel oil storage Buckeye Texas Processing (“Texas Processing”) 50,000 barrel per day condensate splitter with 1.8 MMbbls associated storage capacity 1.1 MMbbls of refrigerated/pressurized LPG storage capacity 0.3 MMbbls of additional condensate storage capacity Buckeye Field Services (“BFS”) Three crude oil and condensate gathering facilities in the Eagle Ford with associated storage and pipeline connectivity Upon completion of existing growth capital projects. Mexico Eagle Ford Shale Corpus Christi Houston Port Arthur Texas Hub/Processing Sweeny Galena Park Channelview Beaumont, TX Field Services

GROWTH CAPITAL PROJECTS



Large capital projects drive meaningful incremental contributions to our growth…

DOMESTIC PIPELINES & TERMINALS PROJECTS

Pipeline & Terminals Expansion Projects

- Michigan/Ohio pipeline and terminal expansion intended to facilitate transportation of refined petroleum products from Midwestern refining centers eastward as far as Western Pennsylvania
  - Announced successful execution of long-term transportation services agreements during Q3 2015
- Cross Town Pipeline Project expected to increase pipeline connectivity from Buckeye's Chicago Complex to multiple terminals in Western Chicago; two phases that will increase fungible storage capacity of Chicago Complex and relieve deliverability congestion to Western Chicago markets, including O'Hare airport

Chicago Complex

- Hartsdale crude oil tanks and pipeline storage
- Hartsdale/Hammond crude oil tank, pipeline and rail capabilities

GLOBAL MARINE TERMINALS PROJECTS

Corpus Christi

Texas Partners

- 50,000 barrel per day condensate splitter facility now operational; continuing to optimize processing capabilities
- 1.1 million barrels of refrigerated LPG storage capacity in-service
- Construction of 1.7 million barrels of crude and condensate storage; expected to be placed in service through Q1 2016
- Completing installation of state-of-the-art vapor recovery units to allow for increased facility throughput
- Additional initiatives include expanding capacity and pipeline connectivity across the assets and adding butane blending services
- Total of 5.6 million barrels of storage will be available when all projects are complete

Gulf Coast

- Early stage project to potentially develop greenfield marine terminal to offer up to 3.5 million barrels of crude oil storage

…however, smaller capital projects remain critical to our success!

Domestic Pipelines & Terminals' Adj. EBITDA includes revenue growth driven by smaller projects

- Commercial and operating teams successfully identified numerous small projects that, in aggregate, drove meaningful contribution
- Key drivers of smaller projects include adding new capabilities and improving customer service

BUCKEYE PARTNERS, L.P.

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FINANCIAL OVERVIEW

FINANCIAL PERFORMANCE 12 Adjusted EBITDA (in millions)(1)(2) Cash Distributions per Unit – Declared(2) Cash Distribution Coverage Ratio(1)(2)(3) 2013 and 2014 amounts represent Adjusted EBITDA from continuing operations and exclude the Natural Gas Storage business, which was classified as Discontinued Operations during the fourth quarter of 2013 and divested in the fourth quarter of 2014. 2011 and 2012 Adjusted EBITDA amounts include the Natural Gas Storage business, which was previously reported as part of our continuing operations. LTM through September 30, 2015. See Non-GAAP Reconciliations. Distributable cash flow divided by cash distributions declared for the respective periods. Long-term debt less cash and cash equivalents divided by Adjusted EBITDA (adjusted for pro forma impacts of acquisitions); calculation as per Buckeye Partners L.P. Credit Facility. Leverage Ratio(2)(4) $487.9 $559.5 $648.8 $763.6 $847.1 2013 2012 2011 2014 LTM $4.075 $4.150 $4.275 $4.475 $4.625 2013 2011 2014 LTM 2012 0.91x 1.04x 0.99x 0.96x 1.00x 2013 2012 2011 2014 LTM 4.55x 4.74x 4.20x 4.06x 3.98x 2013 2012 2011 2014 LTM

BUCKEYE PARTNERS SUMMARY 13 Storage tank BORCO tank farm Diverse portfolio of assets built through acquisitions and internal investment that deliver stable financial results despite declining price environment Predominantly fee-based cash flows from our transportation, terminal throughput and storage activities Increased geographic and product diversity, including access to international logistics opportunities, broader product service capabilities and significant near-term growth projects, resulting from recent acquisitions Paid cash distributions each quarter since formation in 1986 Lower cost of capital realized from elimination of GP IDRs Important differentiation from many MLP peers More commercially focused, increased employee empowerment & team work, more accountability and increased incentive pay for success

N NON-GAAP RECONCILIATIONS

NON-GAAP FINANCIAL MEASURES 15 Adjusted EBITDA and distributable cash flow are measures not defined by GAAP. Adjusted EBITDA is the primary measure used by our senior management, including our Chief Executive Officer, to (i) evaluate our consolidated operating performance and the operating performance of our business segments, (ii) allocate resources and capital to business segments, (iii) evaluate the viability of proposed projects, and (iv) determine overall rates of return on alternative investment opportunities. Distributable cash flow is another measure used by our senior management to provide a clearer picture of Buckeye’s cash available for distribution to its unitholders. Adjusted EBITDA and distributable cash flow eliminate (i) non-cash expenses, including, but not limited to, depreciation and amortization expense resulting from the significant capital investments we make in our businesses and from intangible assets recognized in business combinations, (ii) charges for obligations expected to be settled with the issuance of equity instruments, and (iii) items that are not indicative of our core operating performance results and business outlook. Buckeye believes that investors benefit from having access to the same financial measures used by senior management and that these measures are useful to investors because they aid in comparing Buckeye’s operating performance with that of other companies with similar operations. The Adjusted EBITDA and distributable cash flow data presented by Buckeye may not be comparable to similarly titled measures at other companies because these items may be defined differently by other companies. Please see the attached reconciliations of each of Adjusted EBITDA and distributable cash flow to income from continuing operations.

NON-GAAP RECONCILIATIONS
In millions, except coverage ratio



	2011	2012	2013	2014	LTM[3]
Adjusted EBITDA from continuing operations [1][2] **:**					
Pipelines & Terminals	$361.0	$409.5	$471.1	$511.4	$503.2
Global Marine Terminals	113.0	128.6	149.7	239.6	$306.8
Merchant Services	1.8	1.1	12.6	(8.1)	$18.3
Development and Logistics	7.9	13.2	15.4	20.7	$18.8
Natural Gas Storage	4.2	7.1	-	-	-
Adjusted EBITDA from continuing operations	$487.9	$559.5	$648.8	$763.6	$847.1
Reconciliation of Income from continuing operations to Adjusted EBITDA and Distributable Cash Flow [1] **:**					
Income from continuing operations	$114.7	$230.5	$351.6	$334.5	$367.3
Less: Net income attributable to non-controlling interests	(6.2)	(4.1)	(4.2)	(1.9)	1.5
Income from continuing operations attributable to Buckeye Partners, L.P.	108.5	226.4	347.4	332.6	368.8
Add: Interest and debt expense	119.6	115.0	130.9	171.2	171.3
Income tax expense (benefit)	(0.2)	(0.7)	1.1	0.5	0.8
Depreciation and amortization	119.5	146.4	147.6	196.4	228.9
Deferred lease expense[1]	4.1	3.9	-	-	-
Non-cash unit-based compensation expense	9.1	19.5	21.0	21.0	25.3
Asset impairment expense	-	60.0	-	-	-
Goodwill impairment expense	169.6	-	-	-	-
Acquisition and transition expense	-	-	11.8	13.0	7.9
Litigation contingency reserve	-	-	-	40.0	55.2
Less: Amortization of unfavorable storage contracts	(7.6)	(11.0)	(11.0)	(11.1)	(11.1)
Gain on sale of equity investment	(34.7)	-	-	-	-
Adjusted EBITDA from continuing operations	$487.9	$559.5	$648.8	$763.6	$847.1
Less: Interest and debt expense, excluding amortization of deferred financing costs, debt discounts and other	(111.9)	(111.5)	(122.4)	(156.7)	(154.3)
Income tax expense, excluding non-cash taxes	-	(1.1)	(0.7)	(0.7)	(1.1)
Maintenance capital expenditures	(57.5)	(54.4)	(71.5)	(79.4)	(95.3)
Distributable cash flow from continuing operations	$318.5	$392.5	$454.2	$526.8	$596.4
Distributions for coverage ratio[4]	$351.2	$376.2	$456.5	$549.5	$594.0
Coverage Ratio	**0.91x**	**1.04x**	**0.99x**	**0.96x**	**1.00x**

(1) 2013 and 2014 amounts exclude the Natural Gas Storage business, which was classified as Discontinued Operations during the fourth quarter of 2013 and divested in the fourth quarter of 2014. 2011 and 2012 Adjusted EBITDA amounts include the Natural Gas Storage business, which was previously reported as part of our continuing operations.
(2) Adjusted Segment EBITDA reflects adjustments to prior period information to conform to the current business segments as a result of changes to our operating structure in December 2013.
(3) LTM through September 30, 2015.
(4) Represents cash distributions declared for limited partner units (LP units) outstanding as of each respective period.

BUCKEYE PARTNERS, L.P.

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